UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 542-3130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 8.01
Other Events

On August 12, 2025, CareTrust REIT, Inc. (the “Company”) and its operating partnership, CTR Partnership, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and RBC Capital Markets, LLC, on behalf of themselves and as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, 20,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an initial price to the public of $32.00 per share (the “Purchase Price”). The Company also granted the Underwriters a 30-day option to purchase up to an additional 3,000,000 shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) at the Purchase Price. The Underwriters exercised their option to purchase the Option Shares in full on August 13, 2025.

The Company issued and delivered the Shares on August 14, 2025.

The offering of the Shares was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-269998), filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 24, 2023, a base prospectus, dated February 24 2023, included as part of the registration statement, and the final prospectus supplement, dated August 12, 2025, filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on August 13, 2025.

The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of DLA Piper LLP (US) regarding certain matters of Maryland law, including the validity of the Shares issued and sold in the offering.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 12, 2025, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and J.P. Morgan Securities LLC, BofA Securities, Inc. and RBC Capital Markets, LLC, on behalf of themselves and as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of DLA Piper LLP (US).
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARETRUST REIT, INC.

By:	/s/ William M. Wagner
Name:	William M. Wagner
Title:	Chief Financial Officer and Treasurer

Date:
August 14, 2025